SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): Dcember 21, 1998


                        ABT BUILDING PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                       0-21856                     13-3684348
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   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)


      One Neenah Center, Neenah, Wisconsin                            54956
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (920) 751-8611

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Item 5.  Other Events

         On December 21, 1998, ABTco, Inc. and ABT Building Products Corporation as stockholder of ABTco, Inc. (together, the "Sellers"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with CertainTeed Corporation, a Delaware corporation ("Buyer"), pursuant to which the Sellers agreed to sell to the Buyer their fiber cement plant located in Roaring River, North Carolina, including its equipment and substantially all of its inventory, for a purchase price of approximately $48 to $50 million. The consummation of the transaction is subject to the receipt of certain regulatory approvals and to the satisfaction of certain other conditions contained in the Asset Purchase Agreement. A copy of the Asset Purchase Agreement is attached hereto as Exhibit
2.1. A copy of the press release announcing the transaction on December 22, 1998 is attached hereto as Exhibit 99.1.

         Certain statements in this report or in the attached exhibits constitute "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of ABT Building Products Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, whether the transaction contemplated under the Asset Purchase Agreement will actually be consummated and the final terms and conditions of any such transaction as well as other factors described from time to time in ABT Building Products Corporation's annual and quarterly reports filed with the Securities and Exchange Commission.

Item 7.  Exhibits

         (c) Exhibits.

         Exhibit Number            Description
         --------------            -----------

            2.1 Asset Purchase Agreement, dated December 21, 1998, among ABTco, Inc. as
                                   Seller, ABT Building
                                   Products Corporation as
                                   Stockholder of Seller and
                                   CertainTeed Corporation as
                                   Buyer (schedules and
                                   exhibits are omitted, but
                                   will be furnished
                                   supplementally to the
                                   Securities and Exchange
                                   Commission upon request)

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                                                                               3


            99.1 Press Release, dated December 22, 1998, by ABT Building Products Corporation

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                                                                               4


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ABT Building Products Corporation


Date: December 24, 1998            By: /s/ Joseph P. O'Neill
                                       ---------------------------------------
                                       Name:  Joseph P. O'Neill
                                       Title: Vice President and Chief Financial
                                               Officer

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                                                                               5


                                  EXHIBIT INDEX

  Exhibit Number                  Description                          Page No.
  --------------                  -----------                          --------

    2.1             Asset Purchase Agreement, dated December              6
                    21, 1998, among ABTco, Inc. as Seller, ABT
                    Building Products Corporation as Stockholder of Seller and CertainTeed Corporation as Buyer (schedules and exhibits are omitted, but will be furnished supplementally to the Securities and Exchange Commission upon request)

    99.1            Press Release, dated December 22, 1998, by
                    ABT Building Products Corporation                     70